UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2008
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	001-33284 (Commission File Number)	04-0562086 (IRS Employer Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
On December 23, 2008, Molecular Insight Pharmaceuticals, Inc. issued a press release announcing results from a recently completed Phase 2 clinical study (BP-23). The results suggest that Zemiva, when combined with the standard of care for the diagnostic evaluation of the chest pain patient, significantly improved the detection of cardiac ischemia when compared to the standard of care alone. The trial met both primary and key secondary endpoints.
The description of the press release set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

99.1 Press Release of Molecular Insight Pharmaceuticals, Inc., issued December 23, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 23rd day of December, 2008.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ John W. Babich
	Name:	John W. Babich
	Title:	President and Interim Chief Executive Officer

Exhibit Index to Current Report on Form 8-K
Dated December 23, 2008

Exhibit
Number

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., issued December 23, 2008